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                                                                                                            Exhibit 4.2

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      COMMON STOCK                                                                                       PAR VALUE $.01
                                                           [LOGO]


INCORPORATED UNDER THE LAWS                                                                            CUSIP 74264Q 10 8
 OF THE STATE OF DELAWARE                        PRISM FINANCIAL CORPORATION                 SEE REVERSE FOR CERTAIN DEFINITIONS



            ----------------------------------------------------------------------------------------------
             THIS CERTIFIES THAT





             is the owner of
            ----------------------------------------------------------------------------------------------
                   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

                                                PRISM FINANCIAL CORPORATION

            (hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and Bylaws of the
            Corporation and the amendments from time to time made thereto, copies of which are on file at the principal office of the Corporation, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                 WITNESS, the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

      CHAIRMAN OF THE BOARD                                                    DATED:
AND CHIEF EXECUTIVE OFFICER                                                    COUNTERSIGNED AND REGISTERED:
                                                       [SEAL]                         LASALLE NATIONAL BANK
                                                                                                    TRANSFER AGENT
                                                                                                      AND REGISTRAR
                  SECRETARY
                                                                               BY:

                                                                                               AUTHORIZED SIGNATURE

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    The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be made to the Corporation or the Transfer Agent.

    KEEP THIS STOCK CERTIFICATE IN A SAFE PLACE. If this stock certificate is lost, stolen, or destroyed, the Board of Directors of the Corporation may require the owner, or his legal representative, to give the Corporation a bond to indemnify the Corporation against any claim that may be made against them on account of the alleged loss, theft, or destruction of any such certificate as a condition to the issuance of a replacement certificate.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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    TEN COM - as tenants in common             UNIF GIFT MIN ACT --_________  Custodian  ________
    TEN ENT - as tenants by the entireties                          (Cust)                (Minor)
    JT TEN  - as joint tenants with right of                       under Uniform Gifts to Minors
              survivorship and not as tenants                      Act_____________________________
              in common                                                          (State)
                                               UNIF TRF MIN ACT -- _______ Custodian (until age _____)
                                                                    (Cust)
                                                                   ____________ under Uniform Transfers
                                                                    (Minor)
                                                                   to Minor Act ____________________
                                                                                       (State)


               Additional abbreviations may also be used though not in the above list.

          For value received, ______________________ hereby sell(s), assign(s), and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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______________________________________________________________________________________________________
                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


______________________________________________________________________________________________________


_______________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_____________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated __________________________


                                        X______________________________________



                                        X______________________________________
                                          THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                          CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                  NOTICE: THE FACE OF THE CERTIFICATE IN EVERY
                                          PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                                          OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED



By______________________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT
UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,) PURSUANT TO S.E.C. RULE 17Ad-15.

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